EXHIBIT 99.1
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[GRAPHIC OMITTED]
[LOGO -- ANTEON
   INTERNATIONAL]             NEWS



FOR IMMEDIATE RELEASE

                                                          Contacts:

                                                          Press
                                                          -----
                                                          Mark Meudt
                                                          703-246-0525
                                                          mmeudt@anteon.com
                                                          -----------------

                                                          Investors
                                                          ---------
                                                          Paul Cooksey
                                                          (703) 246-0521
                                                          pcooksey@anteon.com
                                                          -------------------


         ANTEON TO BE ACQUIRED BY GENERAL DYNAMICS FOR $55.50 PER SHARE

FAIRFAX, VA, DECEMBER 14, 2005 - Anteon International Corporation (NYSE: ANT), a leading information technology, systems integration and engineering services company, announced today that it has entered into a definitive agreement for Anteon to be acquired by General Dynamics (NYSE: GD) for $55.50 in cash for each outstanding Anteon share. The total value of the transaction, including General Dynamic's assumption of Anteon's debt, is expected to be approximately $2.2 billion at closing. Anteon expects the transaction to close by the end of the second quarter in 2006.

The transaction has been approved by the boards of directors of each company and is subject to approval by Anteon shareholders, customary regulatory reviews and other closing conditions contained in the transaction agreement. Anteon's board of directors is unanimously recommending that Anteon's shareholders approve the transaction.

Joseph Kampf, Anteon president and chief executive officer, said, "I am confident that this transaction provides tremendous value for our shareholders and is in the best interests of our customers and our employees. For almost ten years, Anteon has seen tremendous growth in the market and now, combined with the integrity, strength and vision of General Dynamics, will be able to provide our employees with even more opportunity for success."

Senior management from both Anteon and General Dynamics will discuss the transaction and answer questions from investors and financial analysts at 9 a.m. on Wednesday, December, 14, 2005 at the Four Seasons Hotel New York, 57 East 57th Street, New York, New York. The conference will be webcast through a link at the Anteon web site at www.anteon.com and at the General Dynamics website at www.generaldynamics.com.

General Dynamics, headquartered in Falls Church, Virginia, employees approximately 71,900 people worldwide and had 2004 revenue of $19.2 billion. The company is a market leader in mission-critical information systems and technologies; land and expeditionary combat systems, armaments and munitions; shipbuilding and marine systems; and business aviation.

Anteon was advised by Bear Stearns & Co., Inc. and Paul, Weiss, Rifkind, Wharton & Garrison LLP, who acted as financial and legal advisors, respectively, in connection with this transaction.

ABOUT ANTEON

         Anteon, headquartered in Fairfax, Virginia, is a leading information technology company serving the U.S. Federal government and international customers. Anteon designs, integrates, maintains, and upgrades state-of-the-art systems for national defense, intelligence, homeland security, and other high priority government missions. Anteon provides numerous government clients with the systems integration, strategy and program management, systems engineering, operations services, and simulation and training skills necessary to manage the development and operations of their mission critical systems. The Company was founded in 1976 and currently employs over 9,500 employees in more than 100 offices worldwide. Anteon consistently ranks among the top information technology integrators based on independent surveys, and has been named to the FORBES LIST OF THE 400 BEST BIG COMPANIES IN 2005, earning distinction on the Forbes Platinum List. Anteon is included in the STANDARD & POOR'S MIDCAP 400 INDEX. For more information, visit www.anteon.com.

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Statements herein regarding the proposed transaction between Anteon International Corporation and General Dynamics Corporation, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about Anteon International Corporation management's future expectations constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of Anteon International Corporation's management and are subject to significant risks and uncertainties. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward looking statements, including: the ability to obtain governmental approvals of the transaction on the proposed terms and schedule and the failure of Anteon International Corporation stockholders to approve the transaction. Additional factors that may affect future results are contained in Anteon International Corporation's filings with the Securities and Exchange Commission ("SEC"), including its Annual Report on Form 10-K for the year ended December 31, 2004, which are available at the SEC's Web site http://www.sec.gov. The information set forth herein speaks only as of the date hereof, and Anteon International Corporation disclaims any intention or obligation to update any forward looking statements as a result of developments occurring after the date hereof.


IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed transaction, Anteon International Corporation plans to file with the SEC a Proxy Statement. INVESTORS AND SECURITY HOLDERS OF ANTEON INTERNATIONAL CORPORATION ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY ARE AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANTEON INTERNATIONAL CORPORATION, THE PROPOSED TRANSACTION AND RELATED MATTERS. The final Proxy Statement will be mailed to stockholders of Anteon International Corporation. Investors and security holders of Anteon International Corporation will be able to obtain copies of the Proxy Statement, when they become available, as well as other filings with the SEC that will be incorporated by reference into such documents, containing information about Anteon International Corporation, without charge, at the SEC's Internet site (http://www.sec.gov). These documents may also be obtained for free from Anteon International Corporation by directing a request to Anteon International Corporation, Investor Relations, 3211 Jermantown Road, Fairfax, Virginia 22030-2801 or at Anteon International Corporation's Investor Relations page on its corporate website at www.anteon.com.


PARTICIPANTS IN SOLICITATION

Anteon International Corporation and its respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Anteon International Corporation's stockholders in respect of the proposed transaction. Information regarding Anteon International Corporation's participants is available in Anteon International Corporation's proxy statement, dated April 22, 2005, for its 2005 annual meeting of stockholders, which is filed with the SEC. Additional information regarding the interests of such participants will be included in the Proxy Statement to be filed with the SEC.

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